AMENDMENT NO. 2 TO MINERAL PROPERTY OPTION AGREEMENT
DATED SEPTEMBER 30, 2008

THIS AGREEMENT is dated for reference as of the 1st day of October, 2010

BETWEEN:

SOUTHWEST EXPLORATION INC., an Arizona
corporation having an address at 19935 E Sonoqui
Blvd., Queen Creek, Arizona, 85242

(the “Optionor”)

OF THE FIRST PART

AND:

PASSPORT POTASH INC., a company duly
incorporated pursuant to the laws of the Province
of Quebec and having an address at 608 – 1199
West Pender Street, Vancouver, British Columbia, V6E 2R1

(the “Optionee”)

OF THE SECOND PART

WHEREAS:

(A)                      The parties hereto entered into a mineral property option agreement made as of the 30th day of September, 2008, as amended September 18, 2009 (the “Mineral Property Agreement”) on the terms and conditions more particularly set forth therein; and

(B)                      The parties have agreed to amend certain scheduled payments and share issuances.

NOW THEREFORE THIS AMENDING AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants herein contained, the parties do hereby covenant and agree as follows:

1.                         Sections 4.1(b)(iii) and (iv) of the Mineral Property Agreement are deleted and inserted as follows:

“4.1	(b)	(iii)	on or before November 1, 2010 issue 5,000,000 shares of the Optionee to the Optionor; and

		(iv)	within six months from the date of the TSX Venture Exchange approval of the issuance of the 5,000,000 shares in Item 4.1(b)(iii) pay the Optionor US$350,000 in cash;”

2.                         In all other respects the Mineral Property Agreement is hereby confirmed.

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3.                        This Amendment Agreement may be executed in any number of counterparts or by facsimile, each of which shall together, for all purposes, constitute one and the same instrument, binding on the parties, and each of which shall together be deemed to be an original, notwithstanding that all of the parties are not signatory to the same counterpart or facsimile.

4.                        This Agreement is subject to the approval of the TSX Venture Exchange.

IN WITNESS WHEREOF the parties hereto have duly executed this agreement as of the day and year first above written.

THE COMMON SEAL of SOUTHWEST	)
MINERAL EXPLORATION was hereto	)
affixed in the presence of:	)
)
	)	c/s
Per: ___/s/ Floyd R. Bleak________________	)
Authorized Signatory	)
)
Per: ________________________________	)
Authorized Signatory	)

THE COMMON SEAL of PASSPORT	)
POTASH INC. was hereto affixed in the	)
presence of:	)
)
	)	c/s
Per: ___/s/ Laara Shaffer_________________	)
Authorized Signatory	)
)
Per: ___/s/ Stephen B. Butrenchuk_________	)
Authorized Signatory	)
)